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                                  EXHIBIT 10bb

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT


         AMENDMENT NO. 1 dated as of February 16, 2001, by and among MARLTON TECHNOLOGIES, INC., a New Jersey corporation ("Marlton"), and certain subsidiaries executing this Amendment as Borrowers (together with Marlton, collectively, the "Borrowers") and FIRST UNION NATIONAL BANK, a national banking association, as Bank (the "Bank") and as Agent (the "Agent").

         WHEREAS, the Borrowers, the Agent and the Banks entered into a certain Amended and Restated Revolving Credit and Security Agreement dated as of January 21, 2000 (as amended on the date hereof and hereafter, the "Credit Agreement"); capitalized terms not otherwise defined herein having the meanings set forth in the Credit Agreement; and

         WHEREAS, the parties wish to amend certain provisions of the Credit Agreement;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows, effective on the date first above written.

          1. Excluded Reserves. For purposes of determining compliance with the covenants set forth hi Section 6.25, 6.26 and 6.27 of the Agreement and for purposes of the definition of "Applicable Margin," for the fiscal quarters ending on September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001 (but not thereafter), EBITDA shall be calculated without taking into account an aggregate of Two Million Dollars ($2,000,000) (but no more) recorded as accounts receivable and inventory reserves (the "Excluded Reserves") as of the fiscal quarter ended September 30, 2000; provided that, to the extent there is a decrease in or reversal of the Excluded Reserves, the resulting income shall not be taken into account for the above-referenced purposes.

          2. "Applicable Margin." The definition of "Applicable Margin" shall be amended to read in full as follows:

              "Applicable Margin" means, in accordance with the table and text below:


                                                           Applicable Margin:

                                                         LIBOR Loans      Base
If the ratio of Senior Funded Debt to                    and Letter of    Rate
EBITDA is:                                               Credit Fees:     Loans:
-------------------------------------                    -----------------------

Higher than 3.00:1 (it being                                2.75%         0.50%
acknowledged that the maximum
permitted ratio of Senior Funded Debt
to EBITDA may never exceed the
amount permitted under Section 6.25)

3.00:1 or lower, but higher than 2.50:1                     2.00%         0.00%

2.50:1 or lower, but higher than 2.00:1                     1.75%        -0.25%

Less than or equal to 2.00:1                                1.25%        -0.25%

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                  The calculation of the Applicable Margin pursuant to the above tables shall be made quarterly, based upon the Interim Financial Statements or Financial Statements, as applicable, of MTI and its Subsidiaries as at the last day of each such fiscal quarter and for the fiscal period then ended. In the event that the Applicable Margin changes, such change shall become effective for Eurodollar Loans then existing or thereafter made, as of the first day of the fiscal quarter immediately following the date on which such financial statements are delivered to the Agent. In the event that such financial statements are not delivered to the Agent on or before the date required under this Agreement, the Applicable Margin shall be calculated as if the Funded Debt to EBITDA is greater than 3.00:1, effective upon the last day of the fiscal quarter to which such financial statements relate, and until such financial statements are delivered showing that the Borrowers are entitled to a lower rate hereunder.

         3. Senior Funded Debt to EBITDA Ratio. Section 6.25 shall be amended to read in full as follows:

                  The Borrowers will not permit the ratio of Senior Funded Debt, determined as of the last day (a "Measurement Date") of each period of four consecutive fiscal quarters of MTI, to EBITDA for such period to be greater than (a) 3.50:1.00 for each such period ending on or prior to September 30, 2001, and (b) thereafter, 3.25:1.0.

         4. Representations and Covenants. The Borrowers hereby represent, warrant and certify that, assuming the effectiveness of Paragraph 1 of this
 Amendment: (a) all representations and warranties contained in the Credit Agreement, including without limitation the schedules thereto (updated as attached hereto), are true, correct and complete on and as of the date hereof,
 (b) all covenants and agreements made in the Credit Agreement have been complied with and fulfilled, (c) no Default or Event of Default is in existence on the date hereof, and (d) this Amendment has been duly authorized, executed and delivered by each Borrower and is the legal, valid and binding obligation of each of the Borrowers, enforceable in accordance with its terms.

         5. Ratification. Other than as specifically set forth herein, the Borrowers hereby ratify and confirm the Credit Agreement and all instruments and agreements relating thereto, and confirm that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against the Borrowers in accordance with its terms, and (c) Borrowers have no defenses to its obligations or claims relative to the Credit Agreement.

         6. Miscellaneous. Article IX of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment. Execution of this Amendment shall not constitute an agreement by the Agent or any Bank to execute any other amendment or modification of the Credit Agreement. References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment. This Amendment may be executed in counterparts.

         7. Effectiveness. This Amendment shall be effective when (a) the Agent has received a Fifty Thousand Dollar ($50,000) amendment fee and (b) the parties have each received a fully executed copy of this Amendment.


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 IN WITNESS WHEREOF, Borrowers, the Agent and the Banks have caused this
 Amendment to be duly executed and delivered as of the date and year first above written.


                                            MARLTON TECHNOLOGIES, INC.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg
                                            Title: Chief Executive Officer

                                            SPARKS EXHIBITS HOLDING CORPORATION

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            SPARKS EXHIBITS & ENVIRONMENTS CORP.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            SPARKS EXHIBITS & ENVIRONMENTS, LTD.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            SPARKS EXHIBITS & ENVIRONMENTS, INC.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            SPARKS EXHIBITS & ENVIRONMENTS,
                                            INCORPORATED

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            SPARK SCENIC LTD.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            DMS STORE FIXTURES LLC.

                                            By: /s/ Robert Ginsburg
                                                --------------------------------
                                            Name: Robert Ginsburg

                                            FIRST UNION NATIONAL BANK,
                                            as Bank and as Agent

                                            By: /s/ John L. Thomas
                                                --------------------------------
                                                   Vice President


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                               Update to Schedules



ss. 5.4 MTI has provided to the Bank its Form 10-K for the period ended December 31, 1999, and its Form 10-Qs for the fiscal quarters ended March 31, June 30, and September 30, 2000.

ss. 5.16 GE Capital Corporation capital lease for up to $ $725,000 incurred pursuant to Section 6.4 of the Agreement.




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